IRREVOCABLE LETTER OF CREDIT

No. 61646489

December 8, 2005

Wilmington Trust Company, as Trustee and

Indenture Collateral Agent (the “Indenture Trustee”)

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Dear Sirs:

The undersigned (the “Letter of Credit Bank”) hereby establishes, at the request and for the account of Franklin Auto Trust 2005-1, a Delaware statutory trust (the “Account Party”), in your favor, as Indenture Trustee under the Indenture, dated as of December 1, 2005 (the “Indenture”) between the Account Party and Wilmington Trust Company, as Indenture Trustee, this Irrevocable Letter of Credit No. 61646489, in the amount of THIRTEEN MILLION FOUR HUNDRED SEVENTY FIVE THOUSAND DOLLARS ($13,475,000) (the “Stated Amount”) (such amount, as the same may be reduced as provided herein, being the “Letter of Credit Available Amount”), effective immediately and expiring at 3:00 p.m. (New York time) at the office of our servicer, Citicorp North America, Inc., 3800 Citibank Center, Building B, 3rd Floor, Tampa, Fl 33610 (such office or any other office which may be designated by the Letter of Credit Bank by written notice delivered to you, being the “Letter of Credit Bank’s Office”) on December 7, 2006 (the “Stated Expiration Date”); provided, however, the Stated Expiration Date shall be automatically extended for an additional year, but not beyond May 20, 2013, unless the Letter of Credit Bank sends notice to you, at least forty-five (45) days prior to the then current Stated Expiration Date, that it is not extending the Letter of Credit for an additional year.

As used in this Letter of Credit and unless the context requires a different meaning, capitalized terms defined in the text hereof shall have their defined meanings when used herein, and capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.  “Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks located in the states of California, Delaware, Utah or New York are authorized or obligated to close.

The Letter of Credit Bank irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of your drafts, each drawn on the Letter of Credit Bank at the Letter of Credit Bank’s Office, payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being your “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Letter of Credit Available Amount as in effect on such Business Day, and (2) in a single drawing by your draft, drawn on the Letter of Credit Bank at the Letter of Credit Bank’s Office, payable at sight on a Business Day, and accompanied by your written and completed certificate signed by you in substantially the form of Annex B attached hereto (such draft accompanied by such certificate being your “Termination Demand”), an amount equal to the face amount of such draft which shall be equal to the Letter of Credit Available Amount as in effect on such Business Day.

Upon the Letter of Credit Bank honoring any Credit Demand presented by you to it hereunder, the Letter of Credit Available Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand.  Upon receipt by the Letter of Credit Bank of a written and completed certificate signed by you in substantially the form of Annex C attached hereto (a “Reduction Certificate”), the Letter of Credit Available Amount shall automatically be decreased by an amount equal to the amount specified in such Reduction Certificate.  In addition to the foregoing reductions, upon the Letter of Credit Bank honoring any Termination Demand presented by you to it hereunder, the amount available to be drawn under this Letter of Credit Available Amount shall automatically be reduced to zero and this Letter of Credit shall be terminated.

Each Credit Demand, Reduction Certificate and Termination Demand shall be dated the date of its presentation, and shall be presented to the Letter of Credit Bank at the Letter of Credit Bank’s Office.  Presentation may be made by hand delivered to the Letter of Credit Bank at the Letter of Credit Bank’s Office or by telecopy sent to telecopy number: (813) 604-7187.  If the Letter of Credit Bank receives any Credit Demand or Termination Demand at the Letter of Credit Bank’s Office, all in strict conformity with the terms and conditions of this Letter of Credit, not later than 2:00 p.m. (New York City time) on a Business Day prior to the expiration or termination hereof, the Letter of Credit Bank will make such funds available to you by 11:00 a.m. (New York City time) on the fourth Business Day following the date of such presentation in accordance with your payment instructions.  If the Letter of Credit Bank receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Letter of Credit, after 2:00 p.m. (New York City time) on a Business Day prior to the expiration or termination hereof, the Letter of Credit Bank will make the funds available to you by 11:00 a.m. (New York City time) on the fifth Business Day following the date of such presentation in accordance with your payment instructions.  If you so request the Letter of Credit Bank, payment under this Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your account in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.

Upon the earliest of (i) the date on which the Letter of Credit Bank honors your Termination Demand presented hereunder, (ii) the date on which the Letter of Credit Bank receives a Replacement Certificate, substantially in the form of Annex E attached hereto, from you that an alternate letter of credit or other credit facility has been substituted for this Letter of Credit, (iii) the date on which the Letter of Credit Bank receives written notice from you that there are no longer any Notes outstanding and (iv) the Stated Expiration Date, this Letter of Credit shall automatically terminate and you shall surrender this Letter of Credit to the undersigned Letter of Credit Bank on such day (provided, however, that your failure to surrender this Letter of Credit shall not render such automatic termination ineffective).

This Letter of Credit is transferable in its entirety to any transferee who you certify to the Letter of Credit Bank has succeeded you as Indenture Trustee under the Indenture, and may be successively transferred.  Transfer of this Letter of Credit to such transferee shall be effected by the presentation to the Letter of Credit Bank of this Letter of Credit accompanied by a certificate in substantially the form of Annex D attached hereto.  Upon such presentation the Letter of Credit Bank shall forthwith transfer this Letter of Credit to your transferee or, if so requested by your transferee, issue a letter of credit to your transferee with provisions therein consistent with this Letter of Credit.

This Letter of Credit sets forth in full the undertaking of the Letter of Credit Bank, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts.

This Letter of Credit is subject to the International Standby Practices (ISP98), ICC Publication No. 590 (“ISP98”), which is incorporated into the text of this Letter of Credit by reference, and shall be governed by the laws of the State of New York including the Uniform Commercial Code as in effect in the State of New York as to matters not covered by ISP98.  Communications with respect to this Letter of Credit shall be in writing and shall be addressed to the Letter of Credit Bank at the Letter of Credit Bank’s Office, specifically referring to the number of this Letter of Credit.

Very truly yours,

CITIBANK, N.A.

By:/s/ Joseph Chesakis

     Name: Joseph Chesakis

    Title:    Vice President

ANNEX A

CERTIFICATE OF CREDIT DEMAND

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl  33610

Certificate of Credit Demand under the Irrevocable Letter of Credit No. 61646489 (the “Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Letter of Credit Bank in favor of the Indenture Trustee.  The undersigned, a duly authorized officer of the Indenture Trustee, hereby certifies to the Letter of Credit Bank as follows:

1.

The undersigned is the Indenture Trustee under the Indenture.

2.

This Certificate is submitted with respect to the Distribution Date on ___________ __, 20__.

3.

As of the date of such Distribution Date as reflected in the Servicer’s Certificate relating to such Distribution Date, (i) the amount of the Available Funds is $_____________, (ii) the amount of funds on deposit in the Spread Account is $____________, (iii) the sum of the amounts set forth in clause (i) and clause (ii) is $_____________, (iv) the sum of the amounts to be distributed on such Distribution Date under the first priority through the eighth priority set forth in Section 5.6 of the Sale and Servicing Agreement is $___________, and (v) the amount set forth in clause (iv) exceeds the amount set forth in clause (iii) by $___________ (the “LOC Draw Amount”).

4.

The Indenture Trustee is making a drawing under the Letter of Credit as required by the Indenture for an amount equal to the lesser of (i) the LOC Draw Amount and (ii) the Letter of Credit Available Amount as in effect on the date of this certificate (such lesser amount being the “LOC Credit Disbursement”).

5.

The amount of the draft accompanying this certificate is $__________, which is equal to the LOC Credit Disbursement.  The LOC Credit Disbursement does not exceed the Letter of Credit Available Amount or the amount that is available to be drawn by the Indenture Trustee under the Letter of Credit on the date of this certificate.

6.

The amount of the draft shall be delivered pursuant to the following instructions:

[Insert Payment Instructions]

7.

The Indenture Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Letter of Credit Bank honoring the draft accompanying this certificate, the Letter of Credit Available Amount shall be automatically decreased by an amount equal to such draft.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this certificate on this _____ day of ____________, 200_.

WILMINGTON TRUST COMPANY,

      as Indenture Trustee

By:______________________________

     Name:

     Title:

ANNEX B

CERTIFICATE OF TERMINATION DEMAND

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl  33610

Certificate of Termination Demand under the Irrevocable Letter of Credit No. 61646489 (the “Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Letter of Credit Bank in favor of the Indenture Trustee.

The undersigned, a duly authorized officer of the Indenture Trustee, hereby certifies to the Letter of Credit Bank as follows:

1.

The undersigned is the Indenture Trustee under the Indenture.

2.

[The Indenture Trustee has received notice (the “Non-Renewal Notice”) from the Letter of Credit Bank that the Letter of Credit will not be extended and no replacement letter of credit has been delivered to the Indenture Trustee prior to the fourth Business Day immediately preceding the Stated Expiration Date.]    or

[The Indenture Trustee has received instructions from the Servicer to draw on the Letter of Credit because the short-term unsecured debt rating or the long-term unsecured debt rating of the Letter of Credit Bank has been withdrawn or downgraded in accordance with Section ____ of the Sale and Servicing Agreement.]

3.

The Indenture Trustee is making a drawing in the amount of the Letter of Credit Available Amount as in effect on the date of this certificate (such amount being the “LOC Termination Disbursement”).

4.

The amount of the draft accompanying this certificate is $___________which is equal to the LOC Termination Disbursement.  The LOC Termination Disbursement does not exceed the amount that is available to be drawn by the Indenture Trustee under the Letter of Credit on the date of this certificate.

5.

The amount of the draft shall be delivered pursuant to the following instructions:

[Insert Payment Instructions]

Upon receipt by the Indenture Trustee of such amount, the Indenture Trustee shall deposit such amount into the Spread Account in accordance with the terms of Section 5.4 of the Sale and Servicing Agreement.

6.

The Indenture Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon the Letter of Credit Bank honoring the draft accompanying this certificate, the Letter of Credit Available Amount shall be automatically reduced to zero and the Letter of Credit shall terminate and be returned to the Letter of Credit Bank.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this certificate on this _____ day of ____________, 200_.

WILMINGTON TRUST COMPANY,

      as Indenture Trustee

By:______________________________

     Name:

     Title:

ANNEX C

CERTIFICATE OF REDUCTION

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl  33610

Certificate of Reduction under the Irrevocable Letter of Credit No. 61646489 (the “Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Letter of Credit Bank in favor of the Indenture Trustee.

The undersigned, a duly authorized officer of the Indenture Trustee, hereby certifies to the Letter of Credit Bank as follows:

1.

The undersigned is the Indenture Trustee under the Indenture.

2.

The Indenture Trustee has received notice from the Servicer pursuant to Section 5.4 of the Sale and Servicing Agreement that the Letter of Credit should be reduced by the Letter of Credit Reduction Amount. As set forth in the Servicer’s Certificate the Letter of Credit Reduction Amount is $____________.

3.

The Letter of Credit Available Amount is to be reduced by $___________ which is equal to the Letter of Credit Reduction Amount.

4.

The Indenture Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon receipt by the Letter of Credit Bank of this Reduction Certificate, the Letter of Credit Available Amount shall be automatically reduced by the Letter of Credit Reduction Amount.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this certificate on this _____ day of ____________, 200_.

WILMINGTON TRUST COMPANY,

      as Indenture Trustee

By:______________________________

     Name:

     Title:

ANNEX D

INSTRUCTION TO TRANSFER

__________________, 200_

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl  33610

Re:  Irrevocable Letter of Credit No. 61646489___

Ladies and Gentlemen:

For value received, the undersigned beneficiary hereby irrevocably transfers to:

_____________________________ (the “Transferee”)

[Name of Transferee]

_____________________________

_____________________________

[Address]

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the “Letter of Credit”) issued by the Letter of Credit Bank named therein in favor of the undersigned.  The Transferee has succeeded the undersigned as Indenture Trustee under the Indenture (as defined in the Letter of Credit).

By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the Transferee and the Transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the Transferee until such transfer complies with the requirements of the Letter of Credit pertaining to transfers.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this certificate on this _____ day of ____________, 200_.

WILMINGTON TRUST COMPANY,

as Indenture Trustee

By:______________________________

     Name:

     Title:

ANNEX E

REPLACEMENT CERTIFICATE

Citibank, N.A.

c/o Citicorp North America, Inc.

3800 Citibank Center

Building B, 3rd Floor

Tampa, Fl  33610

Replacement Certificate under the Irrevocable Letter of Credit No. 61646489 (the “Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined) issued by the Letter of Credit Bank in favor of the Indenture Trustee.

The undersigned, a duly authorized officer of the Indenture Trustee, hereby certifies to the Letter of Credit Bank as follows:

1.

The undersigned is the Indenture Trustee under the Indenture.

2.

The Indenture Trustee has received notice from the Servicer that an alternate letter of credit or other credit facility is being substituted for the Letter of Credit because [the short-term unsecured debt rating or the long-term unsecured debt rating of the Letter of Credit Bank has been withdrawn or downgraded] [additional amounts are payable to the Letter of Credit Bank for increased costs or taxes][the Letter of Credit Bank is not extending the Letter of Credit for an additional year].

3.

The Indenture Trustee acknowledges that, pursuant to the terms of the Letter of Credit, upon receipt by the Letter of Credit Bank of this Replacement Certificate, the Letter of Credit will be terminated.

IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this certificate on this _____ day of ____________, 200_.

WILMINGTON TRUST COMPANY,

      as Indenture Trustee

By:______________________________

     Name:

     Title: